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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: October 24 , 2001
                        (Date of earliest event reported)



                        HomeSide Global MBS Manager, Inc.
                       HomeSide Mortgage Securities, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                                                59-3689298
           Delaware                       333-53160             59-2957725
           --------                       ---------             ----------
(State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)



    7301 Baymeadows Way
    Jacksonville, Florida                                          32256
    ---------------------                                          -----
    (Address of Principal
      Executive Offices)                                         (Zip Code)


       Registrant's telephone number, including area code: (904) 281-3422
                                                           --------------

                                    No Change
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits
         ---------------------------------

         The following is filed herewith.  The exhibit number  corresponds  with
         Item 601(b) of Regulation S-K.

         (c)   Exhibits.

               Exhibit No.      Description

               19.1 Investor's Quarterly Report for HomeSide Mortgage Securities Trust 2001-1, Mortgage Backed Floating Rate Notes, Series 2001-1, relating to the August 22, 2001 payment date issued pursuant to Section 14.1 and Section 14.7 of the Master Trust Deed among HomeSide Global MBS Manager, Inc., as Global Trust Manager and Perpetual Trustee Company Limited, as Indenture Trustee, dated as of January 3, 2001.




















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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    HOMESIDE GLOBAL MBS MANAGER, INC.



                                    By: /s/ Robert J. Jacobs
                                        -----------------------
                                        Name:  Robert J. Jacobs
                                        Title: Vice President and Secretary



                                    HOMESIDE MORTGAGE SECURITIES, INC.



                                    By: /s/ Robert J. Jacobs
                                        -----------------------
                                        Name:  Robert J. Jacobs
                                        Title: Vice President and Secretary













Dated:  October  25 , 2001




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


                                  EXHIBIT INDEX
                                  -------------





Exhibit No.               Description                                   Page No.
-----------               -----------                                   --------


19.1                  Investor's Quarterly Report for HomeSide
                      Mortgage Securities Trust 2001-1, Mortgage
                      Backed Floating Rate Notes, Series 2001-1






















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